UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☑ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
ATLAS FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY - SUBJECT TO COMPLETION
DATED JUNE 3, 2021

Notice of 2021 Annual General Meeting of Shareholders
and Proxy Statement

Atlas Financial Holdings Inc.
953 American Lane, 3rd Floor
Schaumburg, Illinois 60173
Notice of 2021 Annual General Meeting of Shareholders
Items of Business:
1.To elect the directors of the Corporation to serve until the next annual general meeting of shareholders (“Meeting”), as more fully described in the proxy statement dated June __, 2021 (“Proxy Statement”), a copy of which accompanies this notice;
2.to consider and, if deemed appropriate, to pass an advisory, non-binding resolution with respect to the Corporation's executive compensation, as more fully described in the Proxy Statement;
3.to consider and to pass an advisory vote with respect to the frequency of holding an advisory vote on executive compensation;
4.to consider and to pass a resolution ratifying the appointment of Baker Tilly US, LLP as the independent auditor of the Corporation for the fiscal year ending December 31, 2021;
5.to consider and to pass an increase to authorized shares;
6.to consider and to pass a special resolution to authorize the Board of Directors to effect a share consolidation or reverse share split of the Corporation's shares;
7.to consider and to pass, with or without variation, a special resolution to amend article 24 of the Corporation's Articles of Association to permit the consolidation or division of share capital, the subdivision of existing shares, and the increase of share capital by an Ordinary Resolution in lieu of a Special Resolution; and
8.to transact such other business as may be properly brought before the Meeting.
The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this notice of annual general meeting.

Meeting Admission:
Only holders of record of ordinary voting common shares as of the close of business on May 14, 2021, the record date, are entitled to receive notice of, attend and vote at the Meeting.

When:
July 12, 2021 at 10:00 a.m., Central Time.
Registration begins at 9:45 a.m.
Where:
www.virtualshareholdermeeting.com/ATLAS2021
Proxy Submission Deadline:
Proxies that are submitted by mail to be used at the Meeting must be deposited with Broadridge Corporate Issuer Solutions, P.O. Box 1342, Brentwood, NJ 11717, before 10:00 a.m., Central Time, on July 9, 2021, or if the Meeting is adjourned, no later than 9:00 a.m., Central Time on the second business day preceding the day to which the Meeting is adjourned. Alternatively, proxies can be submitted electronically pursuant to the instructions on the proxy form.

Date of Mailing:
At Schaumburg, Illinois on this ___ day of June 2021, the contents of this Proxy Statement have been approved and its mailing has been authorized by the Board of Directors.
By order of the Board of Directors,

Scott Wollney
Chairman of the Board
June __, 2021

Table of Contents

Information about Atlas' Annual General Meeting	1
Proxy Summary	4
Corporate Governance	6
Director Nominees	6
Board Leadership Structure and Risk Oversight	10
Board Meetings	10
Determination of Independence of Directors and Nominees for Election	10
Committees of the Board	10
Audit Committee	11
Compensation Committee	11
Investment Committee	12
Nominating and Corporate Governance Committee	12
Code of Business Conduct and Ethics	12
Director Compensation	13
Shareholder Nominations for Directors	13
Communications with Board of Directors	14
Executive Officers	15
Executive Compensation	16
Employment Agreements with Named Executive Officers	16
Summary Compensation Table	17
Stock Option Plan	17
Equity Incentive Plan	18
Outstanding Equity Awards at 2020 Fiscal Year End	18
Pension Plan Benefits	18
Termination and Change of Control Benefits	19
Security Ownership of Certain Beneficial Owners and Directors & Executive Officers	20
Audit Committee Matters	21
Audit Committee Report	22
Matters for Shareholder Voting	22
Proposal 1: Election of Directors	22
Proposal 2: Advisory Vote to Approve the Compensation of the Named Executive Officers	23
Proposal 3: Advisory Vote on the Frequency of Holding an Advisory Vote on the Executive Compensation	24
Proposal 4: Ratification of Baker Tilly US, LLP as Independent Registered Public Accountant for 2021	24
Proposal 5: Approval to Increase Authorized Shares	24
Proposal 6: Approval of a Special Resolution Authorizing the Board to Effect a Share Consolidation of the Corporation's Ordinary Shares	26
Proposal 7: Adoption of an Amendment to Clause 24 of the Corporation's Memorandum of Association to Require an Ordinary Resolution in Lieu of a Special Resolution for Capital Consolidations, Divisions, and Increases of Share Capital	32
Annual Report	33
Householding	33
Related Person Transactions	34
Shareholder Proposals	34
Other Matters	35
Appendix 1	36
Appendix 2	36

2021 Proxy Statement
Information About Atlas' Annual General Meeting
All references to “Atlas,” the “Corporation,” “we,” “us” or “our” refer to Atlas Financial Holdings, Inc. The mailing address of our principal offices is Atlas Financial Holdings, Inc., 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173. Unless otherwise stated, the information contained in this Proxy Statement is given as of June __, 2021 (“Reference Date”).
Place, Time and Date of Meeting
This proxy statement (this “Proxy Statement”) is being furnished to the holders (“Shareholders”) of ordinary voting common shares (“Voting Shares”) in the capital of Atlas in connection with the solicitation of proxies on behalf of our Board of Directors for use at the annual general meeting of Shareholders (the “Meeting”) to be held on July 12, 2021 at 10:00 a.m., Central Time, and at any subsequent adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual General Meeting of Shareholders (the “Notice of Meeting”). The Meeting will be held virtually at www.virtualshareholdermeeting.com/ATLAS2021. Directions to access the Meeting are included within this Proxy Statement. This Proxy Statement and the form of proxy are first being mailed to Shareholders on or about June __, 2021.
Who is soliciting my vote?
Our Board of Directors (the "Board" or "Board of Directors") is soliciting your vote for the Annual General Meeting.
When is the record date for the Annual General Meeting?
The record date for determination of shareholders entitled to vote at the Annual General Meeting is the close of business on May 14, 2021.
How many votes can be cast by all shareholders?
There were 12,302,839 shares of our ordinary common shares, par value $0.003 per share, of which 255,505 ordinary common shares were in treasury and 12,047,334 ordinary common shares were outstanding on May 14, 2021, all of which are entitled to vote with respect to all matters to be acted upon at the Annual General Meeting. Each shareholder of record is entitled to one vote for each common share held by such shareholder. We had no shares of restricted voting common shares and no preferred shares outstanding as of May 14, 2021.
How do I vote?
You may vote your shares over the Internet, by telephone or during the annual general meeting by going to www.virtualshareholdermeeting.com/ATLAS2021. If you requested and/or received a printed version of the proxy card, you may also vote by mail.
•By Internet. You may vote at www.proxyvote.com, 24 hours a day seven days per week. You will need the 16-digit control number included on your proxy card or voting instruction form. Votes submitted by internet must be received by 11:59 p.m. ET on July 11, 2021.
•By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your proxy card or voting instruction form. Votes submitted by telephone must be received by 11:59 p.m. ET on July 11, 2021.
•By Mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than July 9, 2021.
•During the Annual General Meeting. You may vote during the Annual General Meeting by going to www.virtualshareholdermeeting.com/ATLAS2021. You will need the 16-digit control number included on your proxy card or voting instruction form. If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote online at the Annual General Meeting. Online check-in will begin at 9:45 a.m. Central Time on July 12, 2021. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual Annual General Meeting. If you encounter any difficulties accessing the virtual Annual General Meeting during the check-in or meeting time, please call the technical support number that will be posted on the log-in page at www.virtualshareholdermeeting.com/ATLAS2021.
Atlas Financial Holdings, Inc. 1

2021 Proxy Statement
Voting deadlines and availability of telephone and Internet voting for beneficial owners whose shares are held in “street name” by a bank, broker or nominee depend on the voting processes of the entity that holds their shares. If your shares are held in “street name,” we urge you to carefully review and follow the voting instruction form and any other materials that you might receive from the entity that is the record holder of your shares.
If you complete and submit your proxy before the Annual General Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual General Meeting. You may also authorize another person or persons to act for you as proxy in writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.
If any other matters are properly presented for consideration at the Annual General Meeting, including, among other things, consideration of a motion to adjourn the Annual General Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual General Meeting.
How do I revoke my proxy?
If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the Annual General Meeting. To do so, you must do one of the following:
•Vote by Internet or over the telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not change your vote over the telephone after 11:59 p.m. ET on July 11, 2021.
•Sign a new proxy and submit it as instructed above. Only your latest dated proxy, to be received no later than July 9, 2021, will be counted.
•Participate in the Annual General Meeting virtually via the Internet and vote again. Participating in the Annual General Meeting will not revoke your Internet vote, telephone vote or proxy, unless you vote again.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is the vote counted?
All Shareholders are cordially invited to attend the Meeting. If you do not expect to be present at the Meeting, you are requested to complete, date, sign, and submit the proxy to make sure that your Voting Shares are represented at the Meeting. Shareholders of record also have the option of voting by mail, telephone, or Internet. Instructions for using these services are included on the proxy card. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your proxy and vote your Voting Shares in person in accordance with the procedures described above.
Each Shareholder is entitled to one vote for each Voting Share held on the Record Date on all matters submitted for consideration at the Meeting. A quorum, representing the holders of not less than a majority of the issued and outstanding Voting Shares entitled to vote at the Meeting, must be present in person or by proxy at the Meeting for the transaction of business. Voting Shares that reflect abstentions are treated as Voting Shares that are present and entitled to vote for the purposes of establishing a quorum but do not constitute a vote “for” or “against” any matter.
“Broker nonvotes” are Voting Shares held in “street name” through a broker or other nominee over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions. Thus, if you do not give your broker or nominee specific instructions, your Voting Shares may not be voted on certain matters. Voting Shares that reflect “broker nonvotes” are treated as Voting Shares that are present and entitled to vote for the purposes of establishing a quorum. However, for the purposes of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those Voting Shares will be treated as not present and not entitled to vote with respect to that matter, even though those Voting Shares are considered present and entitled to vote for the purposes of establishing a quorum and may be entitled to vote on other matters.
If you are a beneficial shareholder and your broker or nominee holds your Voting Shares in its name, some brokers or nominees are permitted to vote your Voting Shares on matters such as the ratification of the appointment of independent registered public accountants, even if the broker or nominee does not receive voting instructions from you.
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2021 Proxy Statement
Who pays the cost for soliciting proxies?
We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.
Meaning of Shareholder of Record
You will only be a Shareholder of record if your name is recorded on the Corporation’s register of members. If your name is not recorded on the Corporation’s register of members, any Voting Shares you hold in the Corporation are held beneficially. Shareholders who have purchased their Voting Shares on an exchange may hold those shares through a depository, in which case they will be beneficial shareholders and will not be Shareholders of record. If you hold your Voting Shares in “street name,” you will not be a Shareholder of record.
Even if the Voting Shares you own are held in “street name” by a bank or brokerage firm, you are considered the beneficial owner of the Voting Shares, and your bank or brokerage firm, as the record holder of your Voting Shares, is required to vote your Voting Shares according to your instructions. To vote your Voting Shares, you will need to follow the directions your bank or brokerage firm provides to you. Many banks and brokerage firms offer the option of voting over the Internet or by telephone. Please contact your bank or brokerage firm for further information.
All references to Shareholders in this Proxy Statement and the proxy card and Notice of Meeting are to registered Shareholders unless specifically stated otherwise.
General
Unless otherwise noted, all of the dollar amounts in this Proxy Statement are expressed in U.S. dollars.
Atlas Financial Holdings, Inc. 3

2021 Proxy Statement
Proxy Summary
To the knowledge of the Board, the only matters to be brought before the Meeting are set forth in the accompanying Notice of Meeting. These matters are described in turn under the headings below. This information does not contain all of the information that you should consider in deciding how to vote. You should read the entire Proxy Statement carefully before voting.

Proposal 1	Election of Directors
☑ The Board recommends a vote FOR each director nominee.
Each director nominee has broad leadership experience and an established record of accomplishment with relevant skills and expertise for overseeing our business.
At the Meeting, the Shareholders will be asked to elect the directors of the Corporation to hold office until the next annual general meeting of Shareholders or until the successors of such directors are duly elected or appointed. The number of directors to be elected is within the range set forth in the Corporation's Articles of Association.
The following Directors have been nominated to serve as directors:
•Scott Wollney
•Jordan Kupinsky
•Walter Walker
•Ronald Konezny
You can find additional information about these nominees in the section entitled “Director Nominees” under the heading Corporate Governance of this Proxy Statement.

Proposal 2	Advisory Vote to Approve the Compensation of the Named Executive Officers
	☑	The Board recommends a vote FOR this item.
You can find information about the compensation of our Named Executive Officers and the approach used to determine their compensation under the heading Executive Compensation of this Proxy Statement.

Proposal 3	Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation
	☑	The Board recommends a vote for every year.
The Dodd-Frank Act also entitles Shareholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Corporation should seek from its Shareholders a non-binding advisory vote (similar to Proposal 2 above) on the Corporation's approach to executive compensation.

Proposal 4	Ratification of Baker Tilly US, LLP as Independent Registered Public Accountant for 2021
	☑	The Board recommends a vote FOR this item.
The Board is asking shareholders to ratify the selection of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accountant for 2021. You can find information about Atlas' relationship with Baker Tilly in the section entitled “Ratification of Appointment of Independent Registered Public Accountant” of this Proxy Statement.
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2021 Proxy Statement

Proposal 5	Approval of an Increase in Authorized Shares
	☑	The Board recommends a vote FOR this item.
The Board is asking shareholders to consider and vote upon a special resolution to amend Article SIX of the Corporation's Memorandum of Association to increase the number of authorized ordinary shares (the “Authorized Share Increase Amendment” and the proposal the “Authorized Increase Amendment Proposal”).

Proposal 6	Approval of a Special Resolution Authorizing the Board to Effect a Share Consolidation of the Corporation's Ordinary Shares
	☑	The Board recommends a vote FOR this item.
The Board is asking shareholders to consider and vote upon a special resolution to effect a share consolidation or reverse share split of the Corporation's ordinary shares, par value $.003 per share (the “Ordinary Shares”) and the Corporation's restricted voting common shares, par value $.003 per share (the "Restricted Shares"), at a ratio in the range of 1-for-10 to 1-for-50, to be determined at the discretion of our Board, such that the number of the Corporation's authorized Ordinary Shares is decreased and the par value of each Ordinary Share is increased by that ratio (the “Reverse Split” and the proposal the “Reverse Split Proposal”), with such Reverse Split to be effected at such time and date, if at all, as determined by our Board in its sole discretion.

Proposal 7	Adoption of an Amendment to article 24 of the Corporation's Articles of Association to Require an Ordinary Resolution in Lieu of a Special Resolution for Capital Consolidations, Divisions, and Increases of Share Capital
	☑	The Board recommends a vote FOR this item.
The Board is asking shareholders to consider and vote upon a special resolution to amend article 24 of the Corporation's Articles of Association to permit the consolidation or division of share capital, the subdivision of existing shares, and the increase of share capital by an Ordinary Resolution in lieu of a Special Resolution (the “Alteration of Share Capital Amendment” and the proposal the “Alteration of Share Capital Amendment Proposal”).
Atlas Financial Holdings, Inc. 5

2021 Proxy Statement
Corporate Governance
Director Nominees
The following sets forth the name, age, length of service on our Board, business experience during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed, and qualifications of each of the persons nominated for election as a director of the Corporation. All of the nominees proposed for election are currently directors of the Corporation.

SCOTT WOLLNEY
Chairman, President, and Chief Executive Officer

Age:	52

Director since: December 31, 2010

Committees: Investment

Principal Occupation: Chairman, President and Chief Executive Officer of Atlas Financial Holdings, Inc.
Business Experience:
•President and Chief Executive Officer since December 31, 2010.
•President and Chief Executive Officer of Kingsway America Inc. (“KAI”), a property and casualty holding company, from July 2009 until December 31, 2010.
•President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company, from May 2008 to March 2009.
•President of Avalon Risk Management, Inc., an insurance broker, from January 1998 to May 2008.
Qualifications:
•MBA graduate of Northwestern University's Kellogg School of Management with a concentration in finance and management strategy.
•Bachelor of Arts degree from the University of Illinois.
•Experience building successful businesses as well as re-organizing challenged companies around a focused strategy to address legacy issues and set them on a path for future success.
•Direct experience and expertise with respect to the numerous disciplines that are critical to the insurance business.
Other Board Service:
•Director of FG Financial Group, Inc. (formerly 1347 Property Insurance Holdings, Inc.), a reinsurance and investment management holding company.
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2021 Proxy Statement

RONALD KONEZNY
Director

Age:	53

Director since: July 10, 2018

Committees: Audit, Compensation (Chair), and Nominating and Corporate Governance

Principal Occupation: Chief Executive Officer and Director of Digi International
Business Experience:
•Chief Executive Officer and Director of Digi International, a leading provider of solutions to industrial and commercial clients worldwide, since December 17, 2014.
•General Manager of Worldwide Transportation and Logistics Division at Trimble Navigation Limited and PeopleNet Communications Corporation, both transportation and logistics technology companies, from August 2011 to September 2013.
•Founded PeopleNet Communications Corporation in 1995. Served as Chief Executive Officer since July 23, 2007. Served as Chief Operating Officer and Chief Financial Officer from 2001 to 2007 and Chief Technology Officer from 1996 to 2007.
Qualifications:
•Bachelor of Arts degree in Economics from Northwestern University and a Phi Eta Sigma nominee.
•Possesses extensive business, operating and executive expertise.
•Experience improving companies' profitability to sustainable double-digit levels and expanding recurring revenue business.
•Direct experience with multiple successful acquisitions.
Other Board Service:
•Director of Sentera since 2020.
•President, CEO and Director of Digi International Inc. since December 17, 2014.
•Director of I.D. Systems, Inc. from June 2014 through June 2018.
•Served on the Boards of Directors of the National Private Truck Council Institute and the Truckload Carriers Association.

Atlas Financial Holdings, Inc. 7

2021 Proxy Statement

JORDAN KUPINSKY
Lead Director

Age:	48

Director since: December 21, 2009

Committees: Audit (Chair), Compensation, Investment, Nominating and Corporate Governance

Principal Occupation: Managing Partner of Windsor Private Capital
Business Experience:
•Managing Partner at Windsor Private Capital, a private merchant banking firm, since July 2019.
•President of Justley Capital Corporation, a private investment and advisory firm, since 2008.
•Partner with JJR Private Capital, an independent private capital and diversified merchant bank, from April 2008 to September 2016.
•Managing Director with Windsor Private Capital, a private merchant banking firm, from January 2011 to July 2014.
•Vice President at Greenhill & Co., an independent global investment banking firm, listed on the NYSE, focused on mergers and acquisitions and financial restructuring from March 2006 to May 2008.
•Vice President of Corporate Development and General Counsel at Minacs Worldwide Inc., a publicly traded company on the TSX, from July 2002 to February 2005.
•Began career practicing corporate securities law at Torys LLP in Toronto from 1997 to 1999.
•An investment banking associate at Houlihan Lokey Howard & Zukin from 1999 to 2002.
Qualifications:
•Joint MBA and JD degree from the Schulich School of Business and Osgoode Hall Law School at York University.
•Experience in financial statement review with both public and private companies.
•Direct experience includes securities law, financial analysis and corporate governance.
Other Board Service:
•Former Chairman of Concordia International Corp. from 2016 through 2019 and former Director from 2013 through May 2018.
•Director of both private and public companies, including having served as a director of Perk Inc. from November 2014 to January 2017, Xceed Mortgage Corporation from May 2012 to July 2013 when the sale of Xceed to MCAN Mortgage Corporation was completed.
•Director of the following TSXV publicly traded entities: WB II Acquisition Corporation, a capital pool company, from February 2012 to July 2013, WB III Acquisition Corporation, a capital pool company, from June 2013 to December 2014, Ferrum Americas, an iron ore exploration company, from June 2010 to July 2011, and J5 Acquisition Corporation, a capital pool company, from July 2009 to July 2011.

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2021 Proxy Statement

WALTER WALKER
Director

Age:	66

Director since: June 12, 2017

Committees: Audit, Investment (Chair), Compensation, Nominating and Corporate Governance (Chair)

Principal Occupation: Owner and Chief Investment Officer of Hana Road Capital LLC
Business Experience:
•Formed Hana Road Capital LLC, an equity investment fund, where he remains as its owner and Chief Investment Officer since late 2007.
•Chief Executive Officer and President of the Seattle Sonics and Storm from 2001 until their sale in 2006, as well as minority owner. During his executive tenure, the Sonics had the fifth best winning percentage in the NBA and the Storm won the WNBA title in 2004.
•President and General Manager of the Seattle SuperSonics in September 1994 to 2001. During his seven years as General Manager, the Sonics had the third best winning percentage (65.1%) in the NBA and won the Western Conference Championship in 1996.
•Formed Walker Capital, Inc., a San Francisco based money management firm, in April 1994.
•Vice President of Goldman, Sachs & Co.’s Private Client Services group from 1987 through 1994.
Qualifications:
•Chartered Financial Analyst (1992).
•Masters of Business Administration from Stanford University Graduate School of Business.
•Named as one of six recipients of the NCAA Silver Anniversary Scholar-Athlete Awards in 2001 and was a member of the NCAA Honors Committee from 2016 through 2019.
•Bachelor of Arts degree in Psychology from the University of Virginia as an Academic All-American.
Other Board Service:
•Served on the Board of Visitors at the University of Virginia from 1997 to 2001.
•Member of the Advisory Council of Stone Arch Capital, a Minneapolis based private equity firm, since 2005.
•Independent trustee and Chair of the Audit Committee at Smead Capital Management, a Seattle based mutual fund, since 2015.
•Previously served on the boards of multiple public companies and non-profits.

Atlas Financial Holdings, Inc. 9

2021 Proxy Statement
Board Leadership Structure and Risk Oversight
Currently, Scott Wollney serves as the Chairman of the Board and serves as our President and Chief Executive Officer. Jordan Kupinsky serves as Lead Independent Director and Chairman of the Corporation's Audit Committee. Separating the positions of Chairman of the Board and Lead Independent Director allows the Corporation’s Chairman of the Board and Chief Executive Officer to focus on day-to-day leadership, the Corporation’s performance and overall Board governance, while allowing the Lead Independent Director to lead the Board in its fundamental independent role of providing advice and oversight to management. The Board does not have a policy as to whether the Chairman of the Board should be a non-management director or a member of management. The Board recognizes that no single leadership structure is right for all companies and, depending on the circumstances, other leadership structures might be appropriate. The Board believes, however, that the current leadership structure is effective and appropriate, allows for a separation of oversight between management and non-management, provides an experienced Chairman and Chief Executive Officer who can discuss issues facing us with the Lead Independent Director, and gives a significant voice to non-management directors.
Board Meetings
During the fiscal year ended December 31, 2020, there were 8 meetings of the Board, and each director attended all meetings of the Board and the committees during the period for which he was a member of the Board or the applicable committee(s). There were four out of five Board Members that attended the 2018 Annual General Meeting of the Shareholders. The Corporation expects Board members to attend all meetings of the Board, of the Board committees of which they are a member, and the annual general meeting of Shareholders.
Determination of Independence of Directors and Nominees for Election
Directors are considered independent if they are not an executive officer or employee of the Corporation and have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
There are four directors on the Board, of which three are independent directors for purposes of Rule 5605(a)(2) of the NASDAQ Capital Market (“NASDAQ”). Scott Wollney is not independent, as he is a member of our management. If all three management nominees are elected as directors at the Meeting, a majority of the Board will be independent.
On July 29, 2020, Gordon Pratt informed the Corporation that he would retire from the Board effective August 1, 2020. Mr. Pratt’s decision to retire was not the result of any disagreement with the Corporation. Following Mr. Pratt’s retirement, Mr. Wollney was named Chairman of the Board and Mr. Kupinsky was named Lead Director.
On September 16, 2020, John T. Fitzgerald resigned from the Board. Mr. Fitzgerald's decision was not the result of any disagreement with the Corporation.
Both Mr. Pratt and Mr. Fitzgerald were independent directors.
Committees of the Board
The Board has four standing committees to assist it in carrying out its duties. The standing committees are: (i) Audit Committee; (ii) Compensation Committee; (iii) Investment Committee; and (iv) Nominating and Corporate Governance Committee.
Each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee has a written charter. The Corporation’s Code of Business Conduct and Ethics, Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter are available, free of charge, on the Corporation’s website at www.atlas-fin.com under the “Corporate Governance” link. The Corporation will also provide copies of these documents, free of charge, to any Shareholder upon written request to the Corporation’s Chief Executive Officer, Scott Wollney, 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173. The information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.
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2021 Proxy Statement

Director	Director since	Principal Occupation	Current Committees
Scott Wollney	2010	Chairman, President, and Chief Executive Officer of Atlas Financial Holdings, Inc.	IC
Ronald Konezny	2018	Chief Executive Officer and Director of Digi International	AC, CC*, NCGC
Jordan Kupinsky	2009	President of Justley Capital Corporation	AC*, CC, IC, NCGC
Walter Walker	2017	Owner and Chief Investment Officer of Hana Road Capital LLC	AC, CC, IC*, NCGC*
AC = Audit Committee CC = Compensation Committee IC = Investment Committee NCGC = Nominating and Corporate Governance Committee
* Denotes committee chair.
(i) Audit Committee
The Audit Committee is elected annually at the first meeting of the Board held after our annual general meeting of Shareholders. The Audit Committee meets quarterly with our external auditors. During the fiscal year ended December 31, 2020, the Audit Committee met 8 times.
During 2020, the Audit Committee was comprised of Jordan Kupinsky (Chairman), Walter Walker and John Fitzgerald. Mr. Fitzgerald served on the committee through February 12, 2020, and Mr. Konezny was appointed to the committee on the same day. Each member of the Audit Committee is independent under NASDAQ Rule 5605(a)(2) and Rule 10A-3 of the Exchange Act and meets the financial literacy requirements of the NASDAQ rules.
The Board has determined that Mr. Kupinsky, Mr. Walker and Mr. Konezny, because of their accounting and financial management expertise discussed above are all considered “audit committee financial experts” as that term is defined under the Exchange Act and, accordingly, that at least one audit committee financial expert is serving on the Corporation’s Audit Committee.
(ii) Compensation Committee
The Compensation Committee is comprised of Ronald Konezny (Chairman), Walter Walker and Jordan Kupinsky. Each member of the Compensation Committee is independent under NASDAQ Rule 5605(d)(2)(A), which requires a compensation committee be comprised of at least two members, each of whom must be an independent director. The Compensation Committee met one time during the fiscal year ended December 31, 2020.
The Compensation Committee oversees our remuneration policies and practices. The principal responsibilities of the Compensation Committee include: (i) periodically reviewing and advising the Board concerning the Corporation’s overall compensation philosophy, policies and plans; (ii) reviewing and making recommendations to the Board regarding all compensation of the Corporation’s chief executive officer and all other executive officers and director compensation; and (iii) administering the Corporation’s incentive compensation plans and approving grants of options and other equity awards to all executive officers and directors under such plans.
The Compensation Committee reviewed executive compensation with management in the course of the 2020 budgeting process. As set forth in the Compensation Committee's charter, the Compensation Committee may delegate the day-to-day administration of the Corporation's equity compensation plans to one or more officers and employees of the Corporation or an affiliate thereof. Authority was extended to management within the approved budget for compensation. Mr. Wollney, in consultation with the Compensation Committee, set the executive compensation for the named executive officers other than Mr. Wollney.
During the year ended December 31, 2018, the Compensation Committee and the Board engaged Meridian Compensation Partners, LLC (“Meridian”) for the purposes of analyzing director compensation. Meridian was tasked to compare the relative ranking among the Corporation and 10 peer companies based on the most recently available public data as of October 1, 2018 and also considered broader compensation data from the NACD’s 2017-2018 Director Compensation Report. Total compensation amounts and structure for the director positions were evaluated, including the following publicly available components of pay: director fees, chairman stipends, committee member fees, equity compensation and long-term incentives. As part of this analysis, Meridian outlined adjustments to more closely align the Corporation’s director compensation to the peer group. The Compensation Committee may engage advisors, evaluate available industry data, and assess the appropriateness of director and executive officer compensation based on the Corporation’s situation. The Compensation Committee and Board will continue to evaluate compensation plans based on facts and circumstances, as appropriate, in the future.
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(iii) Investment Committee
The Investment Committee is comprised of Walter Walker (Chairman), Jordan Kupinsky and Scott Wollney and met 4 times during the fiscal year ended December 31, 2020.
The primary purpose of the Investment Committee is to ensure a prudent investment framework for the management of the invested assets of the Corporation and its subsidiary companies. An investment policy and framework was recommended by the Investment Committee and adopted by the Board of Directors. The Investment Committee maintains the responsibility to ensure compliance with this policy by the Corporation and any external managers appointed by it. In addition, the committee shall review the policy and recommend changes to the Board as the requirements of the Corporation change and/or market instruments become acceptable to the objectives of the Corporation. A limited authority to make investment decisions consistent with the intent of the Corporation's policy, but falling outside of pre-determined guidelines, is delegated to the Investment Committee to facilitate timely investment evaluation and decision making. All investments are evaluated on a quarterly basis by the Board of Directors.
(iv) Nominating and Corporate Governance Committee
During 2020, the Nominating and Corporate Governance Committee was Chaired by John Fitzgerald through his resignation date. This committee is now comprised of Walter Walker (Chairman), Ronald Konezny and Jordan Kupinsky.
Consistent with NASDAQ Rule 5605(e), the Nominating and Corporate Governance Committee is comprised of independent directors. The Nominating and Corporate Governance Committee met 3 times during the fiscal year ended December 31, 2020.
The Nominating and Corporate Governance Committee oversees our approach to corporate governance matters. The principal responsibilities of the Nominating and Corporate Governance Committee include: (i) monitoring and overseeing the quality and effectiveness of our corporate governance practices and policies; (ii) considering nominees for our independent directors; (iii) planning for the succession of our directors and executive officers, including appointing, training and monitoring senior management to ensure that the Board and management have appropriate skills and experience; and (iv) administering the Board’s relationship with our management.
The Corporation receives suggestions for potential director nominees from many sources, including members of the Board, advisors and Shareholders. Any such nominations, together with appropriate biographical information, should be submitted to us in accordance with our policies governing submissions of nominees discussed below. Any candidates submitted by a Shareholder or Shareholder group are reviewed and considered in the same manner as all other candidates. Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. However, qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting us, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Corporation matters. The Nominating and Corporate Governance Committee seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to us and our Shareholders, though we do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The independent directors, in addition to any other Board members as may be desirable, evaluate potential nominees, whether proposed by Shareholders or otherwise, by reviewing their qualifications, reviewing results of personal and reference interviews and reviewing such other information as may be deemed relevant. Potential director nominees are identified through a process by which existing directors consider experience and skills that a new director should possess as identified by the Nominating and Corporate Governance Committee in conjunction with the full Board. Each potential nominee is first interviewed by the Chairman of the Nominating and Corporate Governance Committee, and candidates deemed qualified are then interviewed by each of the directors of the Corporation. Discussion regarding qualified potential nominees is undertaken following these interviews to finalize the nomination process.
Candidates whose evaluations are favorable are then recommended by the Nominating and Corporate Governance Committee for selection by the full Board. The Board then selects and recommends candidates for nomination as directors for Shareholders to consider and vote upon at the annual general meeting.
Code of Business Conduct and Ethics
We have a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code of Business Conduct and Ethics is designed to promote honest and ethical conduct, full, fair, accurate, timely and understandable disclosure of financial information in our public filings and communications, and compliance with applicable laws, rules and regulations. The Code of Business Conduct and Ethics is posted on our website at www.atlas-fin.com under “Corporate Governance.” A written copy is available to Shareholders, free of charge, upon written request to us, to the attention of Scott Wollney.
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The Corporation’s policy on Disclosures, Securities and Confidentiality, coupled with the Corporation’s Code of Business Conduct and Ethics (together “Corporate Policies”), set forth guidelines and restrictions applicable to directors, officers and other employees of the Corporation regarding transactions involving Corporation equity securities. The Corporation imposes a trading moratorium on all directors, officers and any other insiders in advance of earnings releases and otherwise restricts trading whenever they have knowledge of material non-public information such as material transactions or materially impactful cyber breaches. These Corporate Policies further prohibit employees from using, for their own personal gain or for the benefit of others, any confidential or “inside” information obtained as a result of their employment with the Corporation. In addition, subject parties are directed to avoid conflicts of interest which include, but are not limited to, engaging in short-term speculation in Corporation securities or engaging in any transaction in which he or she profits if the value of Corporation securities falls. Among other things, the intent of these Corporate Policies is also to strongly discourage directors and officers from selling any Corporation equity securities if the security is not owned by the individual at the time of sale (commonly called a "short sale") or to purchase financial instruments that are designed to hedge or offset any decrease in the market value of their Corporation equity securities.
Director Compensation
During the fiscal year ended December 31, 2020, the Corporation paid cash compensation for services rendered to the non-employee directors of our Board, and we reimbursed the out-of-pocket expenses of our directors incurred in connection with attendance at or participation in meetings of the Board. With respect to non-employee directors, a combination of equity and cash is provided to reflect a focus on both (i) long-term performance and shareholder value and (ii) compensation for the Board’s continuing oversight and corporate governance role.
Each non-employee, independent director receives an annual cash retainer of $55,000. Stipend payments for committee members and the Chairman of the Board were not paid during 2020. These payments have historically been made following the Corporation’s annual general meeting.
The following table shows the compensation earned by directors for the most recently completed fiscal year. Named Executive Officers who also act as our directors do not receive any additional compensation for services rendered in such capacity, other than as paid by us to such officers in their capacity as officers and other than the stock awards granted to Mr. Wollney as part of the Director Stock Matching Program. See “Summary Compensation Table” under the heading Executive Compensation for information regarding the compensation paid to our Named Executive Officers.

Name	Fees Earned or Paid in Cash	Stock Awards [4]	Total Compensation
Gordon Pratt [1]	$32,133	$1,245	$33,378
Jordan Kupinsky [1]	$55,000	$572	$55,572
John T. Fitzgerald [1]	$39,158	$724	$39,882
Walter Walker [1]	$55,000	$572	$55,572
Ronald Konezny [2]	$55,000	$342	$55,342
Scott Wollney [3]	$—	$—	$—
1As of December 31, 2020, each of Mr. Kupinsky and Mr. Walker had an aggregate of 1,270 stock awards outstanding, subject to vesting per the Equity Incentive Plan. Mr. Kupinksy and Mr. Walker had no option awards outstanding. Mr. Pratt and Mr. Fitzgerald had no option or stock awards outstanding.
2As of December 31, 2020, Mr. Konezny had an aggregate of 761 stock awards outstanding, subject to vesting per the Equity Incentive Plan. Mr. Konezny had no option awards outstanding.
3As of December 31, 2020, Mr. Wollney had an aggregate of 74,500 option awards outstanding as of December 31, 2020 received solely for his services as an executive officer and not for his services as a director, as disclosed in the section “Outstanding Equity Awards at 2020 Fiscal Year End”.
4See ‘Part II, Item 8, Note 12, Share-Based Compensation’ in the Notes to Consolidated Financial Statements of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for further discussion regarding the valuation of stock awards.
Shareholder Nominations for Directors
A Shareholder wishing to nominate a candidate for election to the Board at any annual general meeting at which the Board has determined that one or more directors will be elected shall submit a written notice of his, her or its nomination of a candidate to Atlas’ executive offices, 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Scott Wollney. The submission must be received at the Corporation’s principal executive offices within the time frame set forth in the “Shareholder Proposals” section of this Proxy Statement.
In order to be valid, a Shareholder’s notice must set forth (i) the name and address of the Shareholder, as they appear on the Corporation’s books, as well as the Shareholder’s business address and telephone number and residence address and telephone number; (ii) the class and number of shares of the Corporation which are beneficially owned by the nominating Shareholder; (iii) the name, age, business address and residence address of each nominee proposed in the notice; (iv) any relationship of the
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nominating Shareholder to the proposed nominee; (v) the principal occupation or employment of the nominee; (vi) the class and number of shares of the Corporation’s stock beneficially owned by the nominee, if any; (vii) a description of all arrangements or understandings between the Shareholder and each nominee and any other persons pursuant to which the Shareholder is making the nomination; and (viii) any other information required to be disclosed in solicitations of proxies for election of directors or information otherwise required pursuant to Regulation 14A under the Exchange Act, as amended, relating to any person that the Shareholder proposes to nominate for election as a director, including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.
Communications with Board of Directors
Shareholders who wish to send communications on any topic to any member of the Board should address such communications to Atlas at 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Scott Wollney. All communications will be forwarded to the Board, individual director or group of non-employee directors, as applicable, although Mr. Wollney will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.
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Executive Officers
Biographical information for each of the executive officers of Atlas and its insurance subsidiaries is set out below, except for Scott Wollney, President & Chief Executive Officer, whose biographical information is contained in the section captioned “Director Nominees” under the heading Corporate Governance of this Proxy Statement. None of the below officers serve as directors for any other reporting issuers.

PAUL ROMANO
Vice President, Chief Financial Officer and Principal Accounting Officer

Age:	59

Date First Appointed as an Officer: December 31, 2010
Business Experience:
•Vice President and Chief Financial Officer since December 31, 2010.
•Vice President and Treasurer of KAI from March 2010 to December 2010.
•Vice President, Data Management of Lincoln General Insurance Company, a property and casualty insurance company, from October 2008 to March 2009.
•Various Vice President and Director positions with American Country Insurance Company, a property and casualty insurance company, which became a subsidiary of the Corporation on December 31, 2010, and its affiliates from 2002 to 2008.
Qualifications:
•Certified Public Accountant designation in the State of Illinois.
•Master of Business Administration degree from the Northwestern University's Kellogg School of Management (1996).
•Bachelor of Science, Accounting, from the University of Illinois (1984).

JOSEPH SHUGRUE
Chief Operating Officer

Age:	57

Date First Appointed as an Officer: December 31, 2010
Business Experience:
•Vice President, Claims since December 31, 2010.
•Various senior management positions at KAI and American Service Insurance Company, which became a subsidiary of the Corporation on December 31, 2010, from March 1, 2004 to December 31, 2010.
•Various positions with other specialized insurance businesses beginning in October 1986.

BRUCE GILES
Vice President, Underwriting

Age:	62

Date First Appointed as an Officer: December 31, 2010
Business Experience:
•Vice President, Underwriting since December 31, 2010.
•Assistant Vice President of Commercial Underwriting for KAI, with whom he held various positions from December 2003 to June 2010.
•Various positions with Allstate Insurance Group, CIGNA and other insurance companies from 1981 to 2003.

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Executive Compensation
Compensation for executive officers is reviewed annually by the Compensation Committee. Current compensation was set based on the following criteria: (i) our size and scale; (ii) nature of our strategic objectives; and (iii) each executive’s role and responsibility. Industry data (such as surveys compiled by Towers Watson and the Property and Casualty Insurers Association for the property and casualty insurance industry), past paid consultant reports, as well as the potential for incentive compensation are taken into consideration in the regular evaluation of base salary.
Employment agreements were executed with our executives in 2011 with an initial effective term of January 1, 2011 through December 31, 2012 and subsequent annual terms commencing January 1, 2013. These agreements provide for compensation based on a combination of base salary and incentive compensation. Incentive compensation in subsequent years will be based on a combination of financial results and the achievement of strategic objectives, as determined by the Compensation Committee of the Board. Incentive compensation earned during 2020 is shown in the “Summary Compensation Table” section as Bonus and Stock Awards. No incentive compensation was earned during 2019. Final determination of incentive compensation is subject to approval by the Board.
Employment Agreements with Named Executive Officers
Employment agreements were executed in 2011 with our Named Executive Officers with an initial effective term of January 1, 2011 through December 31, 2012 and subsequent annual terms commencing January 1, 2013(1). The key terms of such employment agreements include:
(a)    employment being “at-will” and, subject to the severance and post-termination obligations described below, the employment agreement being terminable by either party at any time;
(b)    an annual base salary as set out in the table under the “Summary Compensation Table” section;
(c)    the executive being entitled to participate in such employee benefit plans as we shall approve, including retirement plans, paid vacation and sick days/paid time off, disability plans, our Stock Option Plan, our Equity Incentive Plan, or such other plans as may be offered from time to time; and
(d)    severance payments and post-termination obligations as further described below under “Termination and Change of Control Benefits” section.
(1)    As previously disclosed, on October 7, 2019, the Corporation and its wholly-owned subsidiary Anchor Group Management, Inc. entered into agreements regarding a newly adopted near term incentive program with certain senior executives of the Corporation, including each of Scott Wollney, Paul Romano and Joseph Shugrue, the Corporation’s Chief Executive Officer, Chief Financial Officer and Vice President, Chief Operating Officer, respectively (each such individual, an “Executive,” and each such agreement, an “Agreement”).  Pursuant to the terms of the Agreements, each Executive is entitled to receive, under certain conditions, (i) a cash retention bonus equal to thirty percent (30%) of such Executive’s current base salary (a “Retention Amount”), and (ii) an Incentive Amount of up to seventy percent (70%) of such Executive’s current base salary plus a set number of Corporation common shares (an “Incentive Amount”).
    The Retention Amount will be paid in the first payroll period following December 31, 2020, provided the Executive remains employed by the Corporation or its subsidiaries through such date. In addition, to the extent that an Executive is terminated for any reason other than “for cause” on or before June 30, 2021 and is entitled to any severance amount under any then-existing Corporation policy, any Retention Amount previously paid will be deducted from any severance payment due.
    The Incentive Amount will be paid incrementally (in proportionate amounts of cash and shares) only upon the completion of certain milestones within the eighteen (18) month period from the date of the Agreements; provided, however, that not more than one-sixth (1/6th) of the Incentive Amount will be paid in any quarter, with the first available evaluation period being in the fourth quarter of 2019. The milestones are the same for each Agreement and relate to the (i) transition of gross written paratransit premium pursuant to a previously announced agreement with American Financial Group ("AFG") and their subsidiary National Interstate Insurance Company (“NATL”), (ii) placement of gross written non-paratransit premium with alternative markets, (iii) progress with respect to the rehabilitation plan for American Service Insurance Company, Inc., American Country Insurance Company, and Gateway Insurance Company, which were indirect subsidiaries of the Corporation, as represented by regulatory approval of certain expense sharing arrangements and related payments between the Corporation and its subsidiaries and (iv) sale or disposition of Corporation assets, all as further described in the Agreements.
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Summary Compensation Table
The following table sets forth information concerning the total compensation for each of the Named Executive Officers during each of the last two fiscal years.

($)
Name and Principal Position	Year	Salary	Bonus [1]	Stock Awards [1]	All Other Compensation [2]	Total Compensation
Scott Wollney President, Chief Executive Officer and Director	2020	$494,107	$148,050	$38,605	$21,240	$702,002
	2019	$450,000	$—	$—	$37,219	$487,219
Paul Romano Vice President and Chief Financial Officer	2020	$336,949	$92,645	$22,630	$21,816	$474,040
	2019	$254,808	$—	$—	$29,413	$284,221
Joseph Shugrue Vice President, Chief Operating Officer	2020	$354,263	$92,925	$18,637	$8,391	$474,216
	2019	$228,894	$—	$—	$11,149	$240,043
1The Bonus and Stock Awards for 2020 are pursuant to the near term executive compensation plan described under “Employment Agreements with Named Executive Officers” Stock Awards were issued on January 10, 2020, July 10, 2020, and November 11, 2020 at $0.55, $0.62, and $0.062 per share, respectively.
2Includes company contributions to 401(k) plan, employee stock purchase plan and annual car allowance.
Stock Option Plan
On January 3, 2011, we adopted a 10% rolling stock option plan (“Stock Option Plan”) in order to advance our interests by providing certain “Eligible Persons” (any employee, officer, director, or consultant who is approved for participation in the Stock Option Plan by the Compensation Committee) with incentives. In connection with completion of the offering of our common shares in February 2013, the Compensation Committee of the Board performed a review of our executive and director compensation, including our Stock Option Plan. This review included, among other considerations, comparisons to industry data, including the executive and director compensation programs of other publicly traded property and casualty insurance companies. As a result, our executive compensation and director compensation was increased to bring us in line with other public companies in our industry. These changes included a new Equity Incentive Plan. See the “Equity Incentive Plan” section below.
Prior to the adoption of the Equity Incentive Plan, the Stock Option Plan provided for the granting of options to purchase common shares to Eligible Persons. Options were granted at the discretion of the Compensation Committee in such number determined at the time of grant, subject to the limits set out in the Stock Option Plan. The number of common shares issuable under the Stock Option Plan was limited to not more than 10% of the number of common shares that were issued and outstanding as of the date of the grant of an option. Any increase in the issued and outstanding common shares would have resulted in an increase in the available number of common shares issuable under the Stock Option Plan, and any exercises of options or expirations or terminations of options would make new grants available under the Stock Option Plan.
The exercise price of all options was established by the Compensation Committee at the time of grant, provided that the exercise price would not be less than the market price of the common shares on the date of grant. Under the Stock Option Plan, market price was equal to the volume weighted average trading price of the common shares on the NASDAQ (the principal stock exchange on which the common shares were listed for trading) for the five trading days immediately preceding the date on which the option is granted. The expiry of options was also established by the Compensation Committee at the time of the grant, provided that the options have a maximum term of ten years. The Compensation Committee determined when any option will become exercisable and whether the option will be exercisable in installments or pursuant to a vesting schedule. In the event of a change of control, vesting may be accelerated.
As of the May 14, 2021, we had 1,197,500 outstanding options at an average exercise price of $2.63 per Voting Share.
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Equity Incentive Plan
In the second quarter of 2013, a new Equity Incentive Plan was approved by shareholders at our annual general meeting. As of such date, Atlas ceased to grant new stock options under the existing Stock Option Plan discussed above. The Equity Incentive Plan is a new securities based compensation plan pursuant to which Atlas may issue restricted shares, restricted units, stock options and other forms of equity incentives to eligible persons as part of their compensation. The Equity Incentive Plan is considered an amendment and restatement of the Stock Option Plan, although outstanding stock options issued pursuant to the Stock Option Plan will be governed by the terms of the Stock Option Plan.
On March 12, 2015, Atlas granted 200,000 restricted Ordinary shares and options to purchase 200,000 common shares under the Equity Incentive Plan, all of which were granted to the Corporation’s officers. The awards vest in five equal annual installments of 20%, provided that an installment shall not vest unless an annual performance target based on book value growth equal to an annual 15% return on average equity is attained. In the event the performance target is not met in any year, the 20% installment for such year shall not vest, but such unvested installment shall carry forward and can vest in future years (up to the fifth year from the date of grant), subject to achievement in a future year of the applicable cumulative performance target expected through such year. The options have an exercise price of $20.29 per share and expire on March 12, 2025. In the event of a change of control, vesting may be accelerated.
On December 31, 2018, Atlas granted 17,524 restricted stock units under the Equity Incentive Plan, all of which were granted to the Corporation's independent directors. The awards vest in three equal installments on January 1 of each of the next three years, beginning on January 1, 2019. The restricted stock units were approved by the Board of Directors during March 2018.
On April 22, 2021, the Corporation granted an aggregate of 1,016,000 options with an exercise price of $0.49 per common share to directors and managers, including each of Scott Wollney, Paul Romano and Joseph Shugrue, the Corporation’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, respectively. This exercise price is the average of the high bid and low asked prices on the date of the grant quoted on the OTC Bulletin Board Service.
Outstanding Equity Awards at 2020 Fiscal Year End
The following table sets forth all equity awards held by the Named Executive Officers that were outstanding at the end of the most recently completed fiscal year.

		Option Awards				Stock Awards
Name and Principal Position	Grant date	Number of securities underlying unexercised options (#) exercisable [1]	Number of securities underlying unexercised options (#) unexercisable [1]	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Scott Wollney Chairman, President and Chief Executive Officer	March 6, 2014	54,500	—	$13.26	March 6, 2024	—	—	—	—
	March 12, 2015	—	20,000	$20.29	March 12, 2025	—	—	80,000	$9,600
Paul A. Romano Vice President and Chief Financial Officer	March 6, 2014	35,000	—	$13.26	March 6, 2024	—	—	—	—
	March 12, 2015	—	5,000	$20.29	March 12, 2025	—	—	20,000	$2,400
Joseph Shugrue Vice President, Chief Operating Officer	March 6, 2014	28,500	—	$13.26	March 6, 2024	—	—	—	—
	March 12, 2015	—	5,000	$20.29	March 12, 2025	—	—	20,000	$2,400
1The March 6, 2014 grants vest equally on the first, second and third anniversary dates of the grant date. The March 12, 2015 grants vest 20% equally on the first, second, third, fourth and fifth anniversary pending a return on equity as described in the “Equity Incentive Plan” section of this Proxy Statement.
Pension Plan Benefits
We do not currently maintain any pension or retirement plans that provide for payments or benefits at, following or in connection with retirement.
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Termination and Change of Control Benefits
We are party to employment agreements effective January 1, 2011 with the Named Executive Officers pursuant to which, if we terminate the executive without Cause (as defined in the employment agreement), or the executive’s employment is terminated in connection with a Change of Control (as defined in the employment agreement), the executive will be entitled to certain payments and benefits as set out below.

If terminated without Cause:	Continuation of base salary for: [1]	Lump-sum payment equal to:	Continuation of employee health benefits covered under COBRA for: [1,2]
2020	12 months	Most recently awarded bonus	12 months
2019	12 months	Most recently awarded bonus	12 months
1The continuation of base salary and COBRA benefits will cease on the first of the month immediately following the date on which the executive becomes employed by a subsequent employer.
2Continuation coverage will continue for the period set forth in this column, or the maximum period of time allowed by law, if shorter.
If, after a Change of Control (as defined in the employment agreement), the executive maintains employment with us (or our successor) for at least 180 days, the executive may terminate his employment at will and will be entitled to certain severance payments and post-termination benefits. Such payments and benefits shall mirror the payments and benefits that would have been in effect had we terminated the executive’s employment without Cause on such date.
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Security Ownership of Certain Beneficial Owners and Directors & Executive Officers
The following table sets forth information concerning the beneficial ownership of the Voting Shares held on May 14, 2021 by (i) each person known to us to own beneficially more than 5% of the total issued and outstanding Voting Shares, (ii) each of our directors and director nominees, (iii) each of our named executive officers, and (iv) all directors and executive officers as a group.
The options included in the below beneficial ownership table are exercisable within 60 days of May 14, 2021. Unless otherwise indicated, each person has sole voting and investment power over the shares listed.

Name and Address of Beneficial Owner	Number of Voting Shares Owned [1,2]	Percentage of Total Outstanding Voting Shares [1,2]
5% Beneficial Owners
American Financial Group, Inc. [3] Great American Insurance Group Tower 301 East Fourth Street Cincinnati, OH 45202	2,387,368	19.8%
Baleen Capital Management [4] 811 SW 6th Ave, Suite 1000 Portland, OR 97204	614,354	5.1%
Executive Officers and Directors
Scott Wollney	574,913	4.8%
Jordan Kupinsky	150,162	1.2%
Walter Walker	477,003	4.0%
Ronald E. Konezny	87,284	*
Paul Romano	188,675	1.6%
Joseph Shugrue	133,193	1.1%
All Directors and Executive Officers as a Group (7 individuals)	1,736,161	14.4%
*    Indicates that ownership is less than 1%
1As of May 14, 2021, there were 12,047,334 common shares outstanding. Included in the shares above are the following convertible securities, exercisable within 60 days of May 14, 2021, that are deemed to be beneficially owned by the persons holding them for the purpose of computing that person’s percentage ownership: Jordan Kupinsky, Walter Walker, and Ronald Konezny each hold 85,000 options; Scott Wollney holds 74,500 options; Paul Romano holds 35,000 options; and Joseph Shugrue holds 28,500 options. The shares underlying these convertible securities are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.
2Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and/or (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire beneficial ownership of the shares (for example, upon exercise of a vested option) within 60 days of the date as of which the information is provided. Any securities not outstanding which are subject to such acquisition rights shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares outstanding.
3The Schedule 13G/A filed by American Financial Group, Inc., a parent holding company, on February 2, 2021 states that as of December 31, 2020 it has sole power to vote and sole power to dispose of 2,387,368 common shares. These shares represent warrants to purchase 2,387,368 common shares until June 10, 2024, under a Warrant Agreement dated June 10, 2019 (the “Warrant Agreement”), at an initial exercise price of $0.69 per share, with both the number of common shares subject to the Warrant Agreement and the exercise price subject to adjustment as set forth in the Warrant Agreement. Such schedule also identifies Great American Insurance Company, an insurance company, as the subsidiary which acquired the security being reported on by the parent holding company.
4The Schedule 13G filed by Baleen Capital Management LLC, an investment adviser, on February 3, 2021 states that as of November 24, 2020, has sole power to vote and sole power to dispose of 614,354 common shares.
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2021 Proxy Statement
Audit Committee Matters
The Board is submitting the selection of Baker Tilly US, LLP ("Baker Tilly") as our independent auditor for the fiscal year ended December 31, 2021 to the Shareholders for ratification. Although Shareholder action on this matter is not required, the Board believes it is good corporate practice to seek shareholder ratification of its selection. If the selection is not ratified, the Audit Committee will consider whether it is appropriate (without obligation) to select another public accounting firm. A representative of Baker Tilly will not be attending the Meeting.
Audit and Non-Audit Fees
The aggregate fees billed by the Corporation’s external auditor for the financial years ending December 31, 2020 and December 31, 2019, are set out in the table below.

(US$)	Year	Audit Fees[1]	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees[4]
Auditor
Baker Tilly US, LLP	December 31, 2020	$522,335	Nil	Nil	Nil
Baker Tilly US, LLP	December 31, 2019	$669,806	Nil	Nil	Nil
1Fees related to our annual audit, review of our quarterly reports on Form 10-Q and review of documents filed with the SEC.
2Fees related to procedures associated with the adoption of the new accounting standards and acquisitions.
3Fees related to tax compliance services and tax preparation services.
4Fees for other incidental expenses.
Pre-Approval Policies and Procedures
The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described in its charter which is available on the Corporation's website at www.atlas-fin.com under the “Corporate Governance” section. The Audit Committee shall approve all audit engagements and pre-approve the provision by the external auditors of all non-audit services, including fees and terms for all audit engagements and non-audit engagements, and in such regard the Audit Committee may establish the types of non-audit services the external auditors shall be prohibited from providing and shall establish the types of audit, audit related and non-audit services for which the Audit Committee will retain the external auditors. The Audit Committee may delegate to one or more of its members the authority to pre-approve non-audit services, provided that any such delegated pre-approval shall be exercised in accordance with the types of particular non-audit services authorized by the Audit Committee to be provided by the external auditor and the exercise of such delegated pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting following such pre-approval. The Audit Committee has reviewed and approved the occurrence of all of the fees described above for 2020 and 2019.
Effective October 31, 2019, the Audit Committee engaged the firm of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Corporation’s independent registered public accounting firm to audit the Corporation’s financial statements commencing with the fiscal year ended December 31, 2018. During the fiscal years ended December 31, 2016 and December 31, 2017, and the subsequent interim period through October 31, 2019, neither the Corporation nor anyone acting on its behalf consulted with Baker Tilly regarding (1) either the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Corporation’s financial statements, nor did Baker Tilly provide a written report or oral advice to the Corporation that Baker Tilly concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions related to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
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2021 Proxy Statement
Audit Committee Report
The Audit Committee reviews the Corporation’s annual and quarterly financial statements, oversees the annual audit process, and internal accounting controls, and the resolution of issues identified by the Corporation’s auditors and recommends to the Board the firm of independent auditors to be appointed and ratified by the Shareholders at the next annual general meeting of Shareholders. Management is responsible for the Corporation’s financial statements and reporting process, including the Corporation’s system of internal controls.
The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Corporation’s audited financial statements with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). The Audit Committee reports as follows:
•The Audit Committee reviewed and discussed with management the Corporation’s 2020 audited financial statements;
•The Audit Committee discussed with the Corporation’s independent registered public accounting firm, Baker Tilly, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communicating with Audit Committees, as amended, which include matters related to the conduct of the audit of the Corporation’s financial statements;
•The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Corporation; and
•Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the Corporation’s 2020 audited financial statements, including management’s discussion and analysis of the Corporation’s financial condition and results of operations, be included in the 2020 Annual Report on Form 10-K filed with the Securities and Exchange Commission.
The Audit Committee

Jordan Kupinsky	Walter Walker	Ronald Konezny

Matters for Shareholder Voting

Proposal 1	Election of Directors
	☑	The Board recommends a vote FOR each director nominee.

The Board is asking shareholders to elect four directors, and the Board has nominated all of the Corporation's current directors: Scott D. Wollney, Jordan Kupinsky, Walter Walker, and Ronald Konezny. Each director nominee has broad leadership experience and an established record of accomplishment with relevant skills and expertise for overseeing our business. Biographies of each of our directors, which include a brief discussion of the specific experience, qualifications, attributes, and skills that led to the Board's conclusion that such individual should serve as a director set forth above in "Corporate Governance".
Vote Required
The election of each director will require the affirmative vote of the holders of a majority of the votes cast by the holders of Voting Shares.
The Corporation does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees does not stand for election or is unable to serve as such, proxies held by the persons designated as proxyholders in the proxy card will be voted for another nominee in their discretion unless the Shareholder has specified in his, her or its proxy that his, her or its Voting Shares are to be withheld from voting in the election of directors.
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2021 Proxy Statement

Proposal 2	Advisory Vote to Approve the Compensation of the Named Executive Officers
	☑	The Board recommends a vote FOR this item.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) entitle Shareholders to have the opportunity to cast a non-binding advisory vote regarding the Corporation's executive compensation as described in the Proxy Statement. The Corporation has disclosed compensation pursuant to rules adopted by the Securities and Exchange Commission (“SEC”).
The Corporation believes that its executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Corporation's short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers' interests with those of the Shareholders. Under these programs, the Corporation's executive officers are rewarded for the achievement of goals established by the Compensation Committee and the realization of increased Shareholder value. The Compensation Committee is responsible for reviewing the compensation programs for Atlas' executive officers to ensure they achieve the desired goals of aligning Atlas' executive compensation structure with Shareholders' interests and current market practices.
The Corporation is asking Shareholders to indicate their support for the compensation of the Corporation's Named Executive Officers as disclosed herein. This proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to express their views on the Corporation's approach to executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall philosophy, policies and practices of the Corporation's approach to executive compensation as described in the Proxy Statement.
Shareholders will be asked to approve the following non-binding advisory resolution:
BE IT RESOLVED THAT the Corporation's executive compensation as described in the Corporation's Proxy Statement for the 2021 Annual General Meeting of Shareholders pursuant to applicable SEC regulations, including the compensation table, other executive compensation tables and related narrative disclosures, is hereby approved.
The say-on-pay vote is advisory, and therefore not binding on the Corporation, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of Shareholders, and to the extent there is any significant vote against the Corporation's approach to executive compensation as described in this Proxy Statement, the Corporation will consider Shareholders' concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
The affirmative vote of holders of a majority of the issued and outstanding ordinary shares present and entitled to vote at the Meeting is required for the approval of this advisory resolution. Although the vote on this advisory proposal is non-binding, the Compensation Committee and the Board value the opinion of Shareholders and will take into account the outcome of the vote when considering future executive compensation decisions.
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2021 Proxy Statement

Proposal 3	Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation
	☑	The Board recommends a vote for every year.
The Dodd-Frank Act also entitles Shareholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Corporation should seek from its Shareholders a non-binding advisory vote (similar to Proposal 2 above) on the Corporatiovroach to executive compensation. The Corporation has included this proposal among the items to be considered at the Meeting pursuant to the requirements of Section 14A of the Exchange Act. By voting on this frequency proposal, Shareholders may indicate whether they would prefer that the advisory vote on the Corporation's approach to executive compensation occur every one, two or three years. Shareholders may also abstain from voting on the proposal.
Vote Required
The option of every year, every two years or every three years that receives the highest number of votes cast by holders of the issued and outstanding ordinary shares present and entitled to vote at the Meeting will reflect the frequency for future say-on-pay votes that has been selected by Shareholders. Although the vote on this advisory proposal is non-binding, the Compensation Committee and the Board value the opinion of Shareholders and will take into account the outcome of the vote when considering the frequency of future votes on our executive compensation.

Proposal 4	Ratification of Baker Tilly US, LLP as Independent Registered Public Accountant for 2021
	☑	The Board recommends a vote FOR this item.
The Board is submitting the selection of Baker Tilly US, LLP (“Baker Tilly”) as our independent auditor for the fiscal year ended December 31, 2021 to the Shareholders for ratification. Although Shareholder action on this matter is not required, the Board believes it is good corporate practice to seek shareholder ratification of its selection. If the selection is not ratified, the Audit Committee will consider whether it is appropriate (without obligation) to select another public accounting firm.
Vote Required
The ratification of the selection of Baker Tilly as the Corporation’s independent auditor will require the affirmative vote of the holders of a majority of the issued and outstanding ordinary shares present and entitled to vote at the Meeting.
The persons designated as proxyholders in the proxy card (absent contrary directions) intend to vote for the ratification of the selection of Baker Tilly as the auditor of the Corporation, unless the Shareholder has specified in the proxy card that Voting Shares represented by such proxy are to be withheld from voting in respect thereof.

Proposal 5	Approval to Increase Authorized Shares
	☑	The Board recommends a vote FOR this item.
General
The Board is recommending that our shareholders pass a special resolution to amend Article SIX of the Corporation's Memorandum of Association to increase the number of authorized ordinary shares from 266,666,667 to 800,000,001.
Text of Proposed Amendment
The text of the proposed Authorized Share Increase Amendment is set forth in Appendix 1 to this Proxy Statement. If and when effected by our Board, the Authorized Share Increase Amendment will become effective upon its filing with the Registrar of Companies in the Cayman Islands.
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2021 Proxy Statement
Purpose of the Authorized Increase Amendment Proposal
The Board believes, based on the Corporation's current share price, it is in the best interest of the Corporation and its shareholders to increase the number of authorized ordinary shares from 266,666,667 to 800,000,001 to provide the Corporation with flexibility to issue additional ordinary shares for general corporate purposes, which could include strategic investments, strategic partnership arrangements, awards or grants under employee equity incentive plans, or equity based financing to support execution of the Corporation’s business strategy. Increasing the authorized shares could also provide flexibility in connection with a potential reverse stock split or share consolidation which may be contemplated for, among other potential reasons, the purpose of meeting the listing requirements of a national securities exchange in the future. The availability of additional authorized shares of ordinary shares would allow the Corporation to execute any of these transactions in the future without additional shareholder approval, except as may be required in particular cases by the Corporation’s Articles of Association, applicable law or the rules of any stock exchange or other system on which the Corporation’s securities may then be listed.
The following marked language shows the proposed change to the capital of the Corporation by adding the bolded, italicized, and underlined language and deleting the stricken language. This summary is qualified by reference to the complete text of the amendment to the Memorandum of Association, a copy of which is attached to this proxy statement as Appendix 1. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
“The capital of the Corporation is US$2,600,000 divided into 800,000,001 ordinary shares of par value US$0.003 each, 100,000,000 preferred shares of par value US$0.001 each, and 33,333,334 restricted voting common shares of par value US$0.003 each”
We do not have any arrangements, commitments or understandings to issue any shares of our capital except in connection with the stock options issued pursuant to the Corporation's Equity Incentive Plan and our currently outstanding warrants.
Effects of the Increase in Authorized Common Shares
Approving the increase in the authorized number of shares of the Corporation’s ordinary shares will not result in any dilution to current shareholders unless and until the Corporation issues such additional shares in the future. The Board selected the size of the proposed increase to provide the Corporation with sufficient authorized shares for use for any of the purposes described above, including any necessary financing transactions, as well as to provide it the ability to take advantage of other opportunities that may be available to it that would require the use of shares of ordinary shares without the cost and time that would be needed to seek further amendments to its Memorandum of Association.
If this proposal is approved, the newly authorized shares of ordinary shares would have the same rights as the presently authorized shares and will rank pari passu with the current ordinary shares on issue including the right to cast one vote per ordinary share. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of the Corporation’s ordinary shares, the future issuance of additional ordinary shares (other than a share split or dividend) may have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.
Potential Anti-takeover Effects of Increase in Authorized Ordinary Shares
The authorized but unissued Ordinary Shares, Restricted Shares, and Preferred Shares will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our shareholders, except as required by applicable laws and regulations. Authorized but unissued Ordinary Shares, Restricted Shares, and Preferred Shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting share dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. As disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, the Corporation currently has $25 million of Senior Unsecured Notes maturing in April 2022, and there is substantial doubt about whether the Corporation will have sufficient capital to operate through or beyond April 2022 unless the Corporation is successful in taking mitigating action. Our future plans to address this and other capital or liquidity needs may potentially include, without limitation, one or more of the following: (1) securing incremental capital with the objective of potentially repurchasing some or all of the Senior Unsecured Notes at a discount to par, in the open market or otherwise, (2) securing equity or debt capital in private or public transactions, or (3) offering to exchange some or all of the Senior Unsecured Notes for debt, equity and/or other securities or other consideration, through privately negotiated transactions or otherwise. Notwithstanding the above, at this time the Corporation has no definitive plan to proceed with any such transaction. The Board believes that the number of Ordinary Shares, Restricted Shares, and Preferred Shares available for issuance, assuming the approval of Proposal 5, will be sufficient to support our projected need for additional equity capital.
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2021 Proxy Statement
The Ordinary Shares, Restricted Shares, and Preferred Shares that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, share dividends, share splits and the granting of equity incentive awards. While these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or cause a significant change in ownership or make such actions more expensive and less desirable, the increase in authorized Ordinary Shares is not being recommended in response to any specific effort of which we are aware to obtain control of us or cause a significant change in ownership, nor does our Board have any present intent to use the authorized but unissued Ordinary Shares or Restricted Shares to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects, although the Corporation reserves its right to take such actions if the Board determines it is in the best interest of the Corporation, which may include preserving tax assets.
RISK FACTOR ASSOCIATED WITH INCREASE IN AUTHORIZED SHARES
We believe that we will need to raise additional capital to fund our operations beyond 2021. If additional capital is not available, we may have to delay, reduce or cease operations.
The increase in authorized Ordinary Shares could result in significant dilution to our shareholders. We believe that we will need to raise additional capital to fund our operations beyond 2021. As disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, there is substantial doubt about whether the Corporation will have sufficient capital to operate through or beyond April 2022 unless the Corporation is successful in taking mitigating action. Changing circumstances may cause us to consume capital significantly faster than we currently anticipate and could adversely affect our ability to raise additional capital. Additional financing may not be available when we need it or may not be available on terms that are favorable to us. In addition, the risk that we may not be able to continue as a going concern may make it more difficult to obtain necessary additional funding on terms favorable to us, or at all. If we raise additional funding through the issuance of equity securities, our shareholders will suffer dilution and our ability to use our net operating losses to offset future income may be limited, and the increase in authorized Ordinary Shares would allow on increased number of Ordinary Shares to be issued, thereby increasing dilution. If we raise additional funding through debt financing, we may be required to accept terms that restrict our ability to incur additional indebtedness, require us to use our cash to make payments under such indebtedness, force us to maintain specified liquidity or other ratios or restrict our ability to pay dividends or make acquisitions. If we are unable to secure additional funding, our resources would be limited, our relationships with our customers and partners may be harmed, and we may not be able to continue our operations.
Vote Required
Approval of the Authorized Share Increase Proposal requires the affirmative vote of not less than two-thirds of the issued and outstanding ordinary shares present and entitled to vote at the Meeting.

Proposal 6	Approval of a Special Resolution Authorizing the Board to Effect a Share Consolidation of the Corporation's Ordinary Shares
	☑	The Board recommends a vote FOR this item.

General
The Board is recommending that our shareholders pass a special resolution to authorize the Board, in its discretion, to effect a share consolidation or reverse split of the Corporation’s authorized shares of ordinary shares, par value $.003 per share (the “Ordinary Shares”), and restricted voting common shares, par value $.003 per share (the “Restricted Shares”), at an exchange ratio of not less than 1-for-10 and not more than 1-for-50 at any time prior to our 2022 Annual General Meeting of Shareholders such that the number of the Corporation's authorized Ordinary Shares and Restricted Shares is decreased and the par value of each Ordinary Share and Restricted Share is increased by that ratio (the “Reverse Split” and the proposal the “Reverse Split Proposal”), with such Reverse Split to be effected at such time and date (the "Effective Time"), if at all, as determined by our Board in its sole discretion, and such special resolution shall become effective at the Effective Time. The Board believes that providing the flexibility for the Board to choose an exact split ratio and to effect such Reverse Split at any time prior to our 2022 Annual General Meeting of Shareholders will enable the Board to act in the best interests of the Corporation and our shareholders.
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2021 Proxy Statement
If this proposal is approved, the Board will have the authority, but not the obligation, in its sole discretion and without any further action on the part of the shareholders, to effect the Reverse Split, at any time it believes to be most advantageous to the Corporation and our shareholders. This proposal would give the Board the authority to implement one, but not more than one, reverse share split and to determine, as it deems to be in the best interest of the Corporation’s shareholders, the specific ratio to be used within the range described above and the timing of the reverse share split, which may occur any time prior to the 2022 Annual General Meeting of Shareholders.
A Reverse Split would be effected by the Board adopting a resolution approving the effectuation of the Reverse Split at a specified ratio within the range approved pursuant to this proposal, a copy of which would be filed with the Registrar of Companies of the Cayman Islands. The Board will retain the authority not to effect the Reverse Split even if we receive shareholder approval of this proposal. Thus, subject to shareholder approval, the Board, at its discretion, may effect the Reverse Split or abandon it and effect no Reverse Split if it determines that such action is not in the best interests of the Corporation and our shareholders. By voting in favor of the Reverse Split, you are expressly authorizing the Board to determine not to proceed with, and abandon, the Reverse Split if it should so decide. In the event a Reverse Split is effectuated by the Board, the Corporation anticipates that the shareholders will be asked to approve an amendment to the Corporation’s Memorandum of Association at the 2022 Annual General Meeting of Shareholders reflecting the Reverse Split.
The intention of the Board in effecting the Reverse Split is to increase the share price of our Ordinary Shares currently trading on the OTC Markets system, which we believe may enhance the acceptability and marketability of our Ordinary Shares and potentially facilitate the relisting of our Ordinary Shares on the Nasdaq Capital Market or listing on another national securities exchange. While the purpose of the Reverse Split is to affect solely the Ordinary Shares, our Articles of Association provide that no subdivision or consolidation of the Ordinary Shares or Restricted Shares may occur unless, simultaneously, the Ordinary Shares and the Restricted Shares are subdivided or consolidated in the same manner, so as to maintain and preserve the respective rights of the holders of the Voting Shares, which includes both Ordinary Shares and Restricted Shares (“Voting Shares”). Additionally, our Articles of Association provide that the conversion rights of our preferred shares, par value $0.001 per share (the “Preferred Shares”), shall be equitably adjusted to provide for the issuance (upon subsequent conversion) of an equal amount of additional Ordinary Shares or Restricted Shares or other assets, rights, warrants or other securities as if the Preferred Shares had been converted at that time. There are currently no outstanding Restricted Shares or Preferred Shares, but in the event that any Restricted Shares or Preferred Shares are outstanding at the Effective Time, such outstanding shares would be affected as described above.
One principal effect of the Reverse Split would be to decrease the number of outstanding Ordinary Shares. Except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our shareholders since each shareholder would hold the same percentage of our Ordinary Shares outstanding immediately following the Reverse Split as such shareholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Voting Shares would not be affected by the Reverse Split.
In addition, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will remain the same because the authorized number of our Ordinary Shares will be decreased in proportion to the Reverse Split at the Effective Time. The Reverse Split is not part of a broader plan to take us private.
Reasons for the Reverse Split Proposal
The reasons for the Reverse Split Proposal are generally to enable the Board to increase the per share market price of our Ordinary Shares and to reduce the number of shares outstanding, which we believe will have several benefits to us and our shareholders, including to raise the per share trading price of our Ordinary Shares, which are currently trading only on the OTC Markets system, to enhance the marketability of our Ordinary Shares and also to potentially allow for a relisting of our Ordinary Shares on the Nasdaq Capital Market or another national securities exchange if the other listing criteria can be met.
Our Board has confidence that the Reverse Split and any resulting increase in the per share price of our Ordinary Shares should enhance the acceptability and marketability of our Ordinary Shares to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Ordinary Shares, although we have not been specifically advised that this is a reason for not investing in our Ordinary Shares. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers' commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs that are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Ordinary Shares.
We cannot assure you that the Reverse Split will have any of the desired effects described above nor that the Corporation will meet the listing requirements of a national securities exchange. More specifically, we cannot assure you that after the Reverse
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2021 Proxy Statement
Split the market price of our Ordinary Shares will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Ordinary Shares will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be listed on the Nasdaq Capital Market or any other national securities exchange, or once listed, that we will be able to maintain such listing.
Potential Disadvantages of the Reverse Split
As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Ordinary Shares by up to a factor of 50. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding Ordinary Shares will increase the market price of our Ordinary Shares, we cannot assure you that the Reverse Split will increase the market price of our Ordinary Shares by an equivalent multiple, or result in any permanent increase in the market price of our Ordinary Shares. The price of our Ordinary Shares is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Corporation as measured by our share capitalization will be reduced, perhaps significantly.
The number of shares held by each individual shareholder would be reduced if the Reverse Split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. The transaction costs to shareholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position. In addition, national securities exchanges have certain requirements with respect to the number of round lot holders, which may be relevant to the extent the Corporation tries to list the Ordinary Shares on a national securities exchange.
Although our Board believes that the decrease in the number of our Ordinary Shares outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Ordinary Shares could encourage interest in our Ordinary Shares and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.
Determination of the Reverse Split Ratio
In determining the ratio to be used, the Board will consider various factors, including, but not limited to, (i) the potential impact and anticipated benefits to the Corporation and its shareholders, (ii) market conditions and existing and expected market price of the Corporation’s Ordinary Shares at such time, (iii) the number of shares that will be outstanding after the Reverse Split, (iv) the shareholders’ equity (deficit) at such time and (v) the trading volume of the Corporation’s Ordinary Shares at such time.
Effecting the Reverse Split
If the shareholders approve this proposal, upon the Board's determination to proceed with the Reverse Split and pursuant to Section 62 of the Cayman Islands Companies Act, the Corporation will file the notice of special resolution with the Registrar of Companies of the Cayman Islands. If the Board effectuates the Reverse Split, the Reverse Split will be effective as of the date set forth in the Board resolution approving the effectuation of the Reverse Split and approving the ratio of the Reverse Split (the “Effective Time”). Such Board resolution would also be filed with the Registrar of Companies of the Cayman Islands.
After the Effective Time, our Ordinary Shares will have a new CUSIP number, which is a number used to identify our securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number using the procedures described below.
Effect on Outstanding Shares, Options and Certain Other Securities
If the Reverse Split is implemented, the number of our Ordinary Shares and Restricted Shares, if any, owned by each shareholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Ordinary Shares and Restricted Shares, if any, owned by each shareholder will remain unchanged except for any de minimis change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such shareholder would have received as a result of the Reverse Split. The number of our Ordinary Shares that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Ordinary Shares (no such options or other convertible securities exist for our Restricted Shares or Preferred Shares), and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.
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The following tables show the number of shares of Ordinary Shares that would be (1) issued and outstanding (2) issuable upon the exercise of outstanding stock options, restricted stock units, and warrants and (3) authorized, in each case upon the implementation of the Reverse Split at certain possible exchange ratios1 from 1-for-10 to 1-for-50 based on share information as of May 14, 2021, at which time 0 Restricted Shares and 0 Preferred Shares were outstanding and no further awards were issuable under the Corporation’s equity incentive plan:

Assuming the Approval of Proposal 5 such that the Authorized Shares Increase Pre-Reverse Split
Reverse Split Ratio [1]	Pre-split	1-for-10	1-for-20	1-for-30	1-for-40	1-for-50
Ordinary Shares Issued and Outstanding	12,302,839	1,230,284	615,142	410,095	307,571	246,057
Ordinary Shares Authorized	800,000,001	80,000,000	40,000,000	26,666,667	20,000,000	16,000,000
Restricted Shares Authorized	33,333,334	3,333,333	1,666,667	1,111,111	833,333	666,667
Ordinary Shares issuable upon exercise of outstanding stock options, restricted stock units, and warrants [2]	3,584,868	358,487	179,244	119,496	89,622	71,698

Assuming Proposal 5 to Increase the Authorized Shares is not Approved by the Shareholders
Reverse Split Ratio [1]	Pre-split	1-for-10	1-for-20	1-for-30	1-for-40	1-for-50
Ordinary Shares Issued and Outstanding	12,302,839	1,230,284	615,142	410,095	307,571	246,057
Ordinary Shares Authorized	266,666,667	26,666,667	13,333,334	8,888,889	6,666,667	5,333,334
Restricted Shares Authorized	33,333,334	3,333,333	1,666,667	1,111,111	833,333	666,667
Ordinary Shares issuable upon exercise of outstanding stock options, restricted stock units, and warrants [2]	3,584,868	358,487	179,244	119,496	89,622	71,698
1 The Board may select an exchange ratio anywhere from 1-for-10 to 1-for-50.
2 Assumes no additional issuances of options or warrants between May 14, 2021 and the Effective Time. As of May 14, 2021, there are no further awards available under the Corporation’s current equity incentive plan.
Fractional Shares; Exchange of Stock Certificates
Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to shareholders who would otherwise hold a fractional share because the number of shares of Ordinary Shares (or Restricted Shares, if any) they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of Ordinary Shares (or Restricted Shares, if any), as rounded up to the nearest whole share. For example, if a shareholder would hold 150.75 Ordinary Shares following the Reverse Split, that shareholder would receive 151 Ordinary Shares. No shareholders will receive cash in lieu of fractional shares. As of May 14, 2021, we had 2,252 holders of record of our Ordinary Shares (although we have significantly more beneficial holders), 0 holders of record of our Restricted Shares, and 0 holders of record of our Preferred Shares. We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the Reverse Split.
If the Reverse Split is authorized by the shareholders, and the Board elects to implement the Reverse Split, shareholders will be notified as soon as practicable after the Effective Time that the Reverse Split has been effected. The Corporation’s transfer agent will act as “exchange agent” for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares, including whole shares to be issued in lieu of fractional shares (if any) in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Corporation.
Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the Reverse Split rounded up to the nearest whole share. No new post-Reverse Split share certificates, including those representing whole shares to be issued in lieu of fractional shares will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.
SHAREHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Atlas Financial Holdings, Inc. 29

2021 Proxy Statement
Certain of our registered holders of Ordinary Shares hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of our Ordinary Shares. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with our transfer agent, the shareholder will need to return a properly executed and completed letter of transmittal.
Shareholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees. Shareholders will not have to pay any service charges in connection with the exchange of their certificates.
Authorized Shares
Provided the Reverse Split Proposal is approved, the authorized number of our Ordinary Shares and Restricted Shares will be decreased in proportion to the Reverse Split at the Effective Time. As a result, the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance will remain unchanged. However, please see Proposal 5, which, if approved, will increase the number of authorized shares prior to the effectuation of the Reverse Split. The authorized but unissued Ordinary Shares, Restricted Shares, and Preferred Shares will be available for issuance at such times and for such purposes as our Board may deem advisable without further action by our shareholders, except as required by applicable laws and regulations. Authorized but unissued Ordinary Shares, Restricted Shares, and Preferred Shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting share dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. As disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, the Corporation currently has $25 million of Senior Unsecured Notes maturing in April 2022, and there is substantial doubt about whether the Corporation will have sufficient capital to operate through or beyond April 2022 unless the Corporation is successful in taking mitigating action. Our future plans to address this and other capital or liquidity needs may potentially include, without limitation, one or more of the following: (1) securing incremental capital with the objective of potentially repurchasing some or all of the Senior Unsecured Notes at a discount to par, in the open market or otherwise, (2) securing equity or debt capital in private or public transactions, or (3) offering to exchange some or all of the Senior Unsecured Notes for debt, equity and/or other securities or other consideration, through privately negotiated transactions or otherwise. Notwithstanding the above, at this time the Corporation has no definitive plan to proceed with any such transaction. The Board believes that the number of Ordinary Shares, Restricted Shares, and Preferred Shares available for issuance following the Reverse Split, assuming the approval of Proposal 5, will be sufficient to support our projected need for additional equity capital.
In accordance with our Memorandum of Association and Cayman Islands law, our shareholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.
Anti-Takeover and Dilutive Effects
We are not effectuating this Reverse Split to establish any barriers to a change of control or acquisition of our Corporation. The Ordinary Shares, Restricted Shares, and Preferred Shares that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, share dividends, share splits and the granting of equity incentive awards. While these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or cause a significant change in ownership or make such actions more expensive and less desirable, the Reverse Split does not affect our Board’s authority to issue additional shares from time to time without delay or further action by the shareholders except as may be required by applicable law. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us or cause a significant change in ownership, nor does our Board have any present intent to use the authorized but unissued Ordinary Shares or Restricted Shares to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects, although the Corporation reserves its right to take such actions if the Board determines it is in the best interest of the Corporation, which may include preserving tax assets.
In addition, the issuance of additional Ordinary Shares, Restricted Shares, and Preferred Shares for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Ordinary Shares, Restricted Shares, and Preferred Shares, if any, and, depending on the circumstances, and would likely dilute a shareholder's percentage voting power in us.
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2021 Proxy Statement
Accounting Consequences
The Reverse Split will not have an effect on the stated capital attributable to Ordinary Shares (or Restricted Shares, if any) on our balance sheet because the par value of each of the Ordinary Shares or Restricted Shares will be increased by the same ratio as the ratio contemplated by the Reverse Split. Reported net income or loss per common share and book value per common share will be higher because there will be fewer Ordinary Shares (or Restricted Shares, if applicable). For purposes of this “Accounting Consequences” section, references to “common shares” refer to both the Ordinary Shares and Restricted Shares.
Certain Risk Factors Associated with the Reverse Split
A reverse share split may negatively impact the market for our Ordinary Shares.
Factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Ordinary Shares. As a result, there can be no assurance that the total market capitalization of our Ordinary Shares after the proposed Reverse Split will be equal to or greater than the total market capitalization before the proposed Reverse Split or that the per share market price of our Ordinary Shares following the Reverse Split will increase in proportion to the reduction in the number of Ordinary Shares outstanding before the Reverse Split. A decline in the market price of our Ordinary Shares after the Reverse Split may result in a greater percentage decline than would occur in the absence of a Reverse Split, and the liquidity of our Ordinary Shares could be adversely affected following such a Reverse Split.
In addition, the Reverse Split may increase the number of shareholders who own odd lots (less than 100 shares). Any shareholder who owns fewer than 1,000 to 5,000 Ordinary Shares, depending on the final ratio, prior to the Reverse Split will own fewer than 100 Ordinary Shares following the Reverse Split. Shareholders who hold odd lots typically experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.
We believe that we will need to raise additional capital to fund our operations beyond 2021. If additional capital is not available, we may have to delay, reduce or cease operations.
We believe that we will need to raise additional capital to fund our operations beyond 2021. As disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, there is substantial doubt about whether the Corporation will have sufficient capital to operate through or beyond April 2022 unless the Corporation is successful in taking mitigating action. Changing circumstances may cause us to consume capital significantly faster than we currently anticipate and could adversely affect our ability to raise additional capital. Additional financing may not be available when we need it or may not be available on terms that are favorable to us. In addition, the risk that we may not be able to continue as a going concern may make it more difficult to obtain necessary additional funding on terms favorable to us, or at all. If we raise additional funding through the issuance of equity securities, our shareholders may suffer dilution and our ability to use our net operating losses to offset future income may be limited. If we raise additional funding through debt financing, we may be required to accept terms that restrict our ability to incur additional indebtedness, require us to use our cash to make payments under such indebtedness, force us to maintain specified liquidity or other ratios or restrict our ability to pay dividends or make acquisitions. If we are unable to secure additional funding, our resources would be limited, our relationships with our customers and partners may be harmed, and we may not be able to continue our operations.
United States Federal Income Tax Consequences
The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to U.S. holders (as defined below). As used herein, the term “U.S. holder” means a beneficial owner of our Ordinary Shares that is for U.S. federal income tax purposes: (i) a citizen or individual resident of the United States, (ii) a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person. This discussion is for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Ordinary Shares as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) or an opinion of counsel regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to those discussed below regarding the tax consequences to U.S. holders of the Reverse Split.

Atlas Financial Holdings, Inc. 31

2021 Proxy Statement
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Ordinary Shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Ordinary Shares, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

We intend to take the position that the Reverse Split constitutes a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Split so qualifies, a U.S. holder will not recognize gain or loss on the Reverse Split (except with respect to the rounding up of any fractional share), the aggregate tax basis of the Ordinary Shares received by a U.S. holder in the Reverse Split will be equal to the aggregate tax basis of the Ordinary Shares exchanged therefor (less any portion of such basis allocable to a fractional share), and the holding period for the Ordinary Shares received by a U.S. holder in the Reverse Split will include the holding period of the shares exchanged therefor. However, even assuming that the Reverse Split qualifies as a recapitalization, U.S. holders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share may recognize gain for U.S. federal income tax purposes equal to the value of the additional fractional share. If any such gain were recognized, we believe that the gain would not be material. U.S. Holders should consult their own tax advisors regarding the tax consequences of the Reverse Split for U.S. federal income tax purposes. A U.S. holder that acquired Ordinary Shares on different dates and at different prices should consult their tax advisors regarding allocating the tax basis and holding period from the Ordinary Shares surrendered in the Reverse Split to the Ordinary Shares received in the Reverse Split. To the extent that any Restricted Shares are outstanding at the time of the Reverse Split, we anticipate the foregoing tax considerations to apply equally to such Restricted Shares.
Each shareholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.
Vote Required
Approval of the Reverse Split Proposal requires the affirmative vote of not less than two-thirds of the issued and outstanding ordinary shares present and entitled to vote at the Meeting.

Proposal 7	Adoption of an Amendment to article 24 of the Corporation's Articles of Association to Require an Ordinary Resolution in Lieu of a Special Resolution for Capital Consolidations, Divisions, and Increases of Share Capital
	☑	The Board recommends a vote FOR this item.
The Board is asking shareholders to consider and vote upon a special resolution to amend article 24 of the Corporation's Articles of Association to permit the consolidation or division of share capital, the subdivision of existing shares, and the increase of share capital by an Ordinary Resolution in lieu of a Special Resolution (the “Alteration of Share Capital Amendment” and the proposal the “Alteration of Share Capital Amendment Proposal”).
General
The Board is recommending that our shareholders pass a special resolution to amend article 24 of the Corporation's Articles of Association to permit the consolidation or division of share capital, the subdivision of existing shares, and the increase of share capital by an Ordinary Resolution in lieu of a Special Resolution.
Text of Proposed Amendment
The text of the proposed Alteration of Share Capital Amendment is set forth in Appendix 2 to this Proxy Statement. If and when effected by our Board, the Alteration of Share Capital Amendment will become effective upon its filing with the Registrar of Companies in the Cayman Islands.
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2021 Proxy Statement
Purpose of the Proposal
The Board believes it is in the best interests of the Corporation and our shareholders to amend article 24 of the Articles of Association in order to provide additional flexibility for the Board to effectuate certain of the transactions specified therein with the approval of a simple majority of shareholders that, being entitled to do so, vote in person or by proxy at a meeting, as opposed to requiring the approval of two-thirds of such shareholders. The Corporation has no current intention to ask the shareholders to approve any such actions other than the proposals set forth in this proxy statement, but we believe this additional flexibility is appropriate in light of the current challenges and changing environment in which the Corporation operates.
The following marked language shows the proposed change to article 24 by adding the bolded, italicized, and underlined language and deleting the stricken language. This summary is qualified by reference to the complete text of the amendment to the Articles of Association, a copy of which is attached to this proxy statement as Appendix 2. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
The Corporation may:
a.by Ordinary Resolution consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;
b.by Ordinary Resolution subdivide its existing Shares, or any of them, into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived;
c.by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorized by law; and
d.by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.
Vote Required
Approval of the Alteration of Share Capital Amendment Proposal requires the affirmative vote of not less than two-thirds of the issued and outstanding ordinary shares present and entitled to vote at the Meeting.
Annual Report
All Shareholders of record on the Record Date are currently being sent a copy of Atlas’ 2020 Annual Report, which contains Atlas’ audited financial statements for the fiscal year ended December 31, 2020. Additional information relating to the Corporation is available on EDGAR at www.sec.gov.
Any person who was a Shareholder of Atlas at the close of business on the Record Date may obtain copies of Atlas’ 2020 Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), without charge, via the Corporation’s website at www.atlas-fin.com or by written request to Atlas at 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Scott Wollney.
Householding
The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more Shareholders sharing the same address by delivering a single copy of the proxy statement or annual report as applicable, addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially provides extra conveniences for Shareholders and cost savings for companies.
Although we do not intend to household for our Shareholders of record, some brokers household our proxy materials and annual reports delivering a single copy of the proxy statement or annual report to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of any such document and wish to receive only one, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request householding of their communications should contact their brokers. Shareholders of record may request householding, or to discontinue householding and receive a separate copy, which will be promptly sent at no cost, of our proxy materials and annual reports by contacting the Corporation at Atlas
Atlas Financial Holdings, Inc. 33

2021 Proxy Statement
Financial Holdings, Inc., 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Investor Relations, or by telephone at (847)700-8600.
Related Person Transactions
We have established procedures for reviewing transactions between us and our directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures help us evaluate whether any such related party transaction could impair the independence of a director or present a conflict of interest on the part of a director or executive officer.
Directors are considered independent if they are not an executive officer or employee of the Corporation and have no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. There are four directors on the Board, of which three are independent directors as defined by Nasdaq Rules. Scott Wollney is not independent, as he is a member of our management. A majority of the Board is independent. Mr. Pratt and Mr. Fitzgerald who resigned from the Board effective August 1, 2020 and September 16, 2020, respectively, were also independent directors.
Our Audit Committee charter specifically requires the Audit Committee to review and approve all related party transactions that are required to be disclosed under Item 404 of Regulation S-K. In addition, our Code of Business Conduct and Ethics requires our directors, executive officers and all employees to provide full disclosure of the circumstances surrounding any potential conflict of interest and refrain from any related decision making process. Directors and officers must provide this full disclosure to our senior executives and our Audit Committee.
To capture all relevant information with respect to such transactions, we annually require each of our directors and executive officers to complete a Code of Business Conduct and Ethics as well as a Director and Officer Questionnaire that, among other things, elicits information about related party transactions. Our senior executives review the information disclosed in these documents, and review any unique circumstances potentially involving a related party transaction with our Chief Financial Officer, other members of management and the Audit Committee, as warranted. The Audit Committee, and possibly the full Board, would review any specific fact patterns as required.
As further described below, the Corporation has participated in certain investments with Kingsway America, Inc., some of which involve participation by former Corporation director John T. Fitzgerald. The aggregate value of the investment described below, which is held by Global Liberty Insurance Corporation of New York ("Global Liberty"), makes up approximately 22.5% of the Corporation’s investment portfolio as of December 31, 2020 and is included in assets held for sale on the Consolidated Statements of Financial Position. The related party transaction described below is consistent with the Corporation’s current investment guidelines and has been reviewed and approved by both the Investment Committee of the Corporation’s Board of Directors as well as the Audit Committee pursuant to the Corporation’s policy on related party transactions described above.
Real Estate Investment
Global Liberty and Kingsway America, Inc. have participated in the following transaction involving the acquisition and management of revenue producing real estate.
As of December 31, 2020, the Corporation, Kingsway America Inc. and a third party real estate manager have investments in a venture with the purpose of acquiring, improving and managing underutilized retail real estate. Total aggregate investment in this venture by the three parties is approximately $2.4 million, with Global Liberty and Kingsway America Inc. investing approximately $1.3 million and $656,000, respectively. The outstanding third party debt as of December 31, 2020 totaled $3.4 million. Principal and interest paid totaled $67,700 and $147,800 during the year ended December 31, 2020.
Shareholder Proposals
Shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Corporation's proxy statement and form of proxy for the 2022 annual general meeting of Shareholders must be received by the Corporation by ___, 2022. Such a proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy. In addition, if a Shareholder intends to present a proposal at Atlas’ 2022 annual general meeting of Shareholders without the inclusion of the proposal in the Corporation’s proxy materials (i.e., not pursuant to Rule 14a-8) and written notice of the proposal is not received by the Corporation on or before ___, 2022, proxies solicited by the Board for the 2022 annual general meeting of Shareholders will confer discretionary authority to vote on the proposal if presented at the meeting. Shareholders should submit proposals to Atlas’ executive offices, 953 American Lane, 3rd Floor, Schaumburg, Illinois 60173, Attention: Scott Wollney. Atlas reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
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2021 Proxy Statement
Other Matters
As of the date of this Proxy Statement, the Corporation is not aware of any matter other than those described in this Proxy Statement that will be presented for consideration at the Meeting. If any other matter or matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, on such matters in accordance with their best judgment.
By order of the Board of Directors,

Scott D. Wollney
Chairman of the Board
June __, 2021
Atlas Financial Holdings, Inc. 35

2021 Proxy Statement
Appendix 1
IT WAS RESOLVED AS A SPECIAL RESOLUTION THAT the Corporation's ordinary shares be increased to 800,000,001 and that clause 6 of the Corporation's Memorandum of Association be and is hereby amended to read as follows:
“The capital of the Corporation is US$2,600,000 divided into 800,000,001 ordinary shares of par value US$0.003 each, 100,000 preferred shares of par value US$0.001 each, and 33,333,333 restricted voting common shares of par value US$0.003 each provided always that subject to the Law and the Articles of Association the Corporation shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Corporation herein before provided”.
Appendix 2
IT WAS RESOLVED AS A SPECIAL RESOLUTION THAT article 24 of the Corporation's Articles of Association be and is hereby amended to read as follows:
The Corporation may:
a.by Ordinary Resolution consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;
b.by Ordinary Resolution subdivide its existing Shares, or any of them, into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived;
c.by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorized by law; and
d.by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.
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2021 Proxy Statement

ATLAS FINANCIAL HOLDINGS, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O ATLAS FINANCIAL HOLDINGS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATLAS2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D55935-P57213

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATLAS FINANCIAL HOLDINGS, INC.

The Board of Directors recommends you vote FOR 1 YEAR with respect to Proposal 3 and FOR on the rest of the following proposals:

1. Election of Directors

Nominees:	For	Withhold
1a. Scott D. Wollney	☐	☐
1b. Jordan Kupinsky	☐	☐
1c. Walter Walker	☐	☐
1d. Ronald Konezny	☐	☐

	For	Against	Abstain
2. Advisory Vote to Approve the Compensation of the Named Executive Officers	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation	☐	☐	☐	☐

	For	Against	Abstain
4. Ratification of Baker Tilly US, LLP as Independent Registered Public Accountant for 2021	☐	☐	☐
5. Approval of the Special Resolution to effect an amendment to Article Six of the Corporation's Memorandum of Association to increase the number of authorized ordinary shares as set out in the accompanying proxy statement	☐	☐	☐
6. Approval of the Special Resolution to authorize the Board to elect whether or not to effect a share consolidation of the Corporation's Ordinary Shares and Restricted Shares as set out in the accompanying proxy statement	☐	☐	☐
7. Approval of the Special Resolution to effect an amendment to article 24 of the Corporation's Articles of Association to permit the consolidation or division of share capital, the subdivision of existing shares, and the increase of share capital by an Ordinary Resolution in lieu of a Special Resolution as set out in the accompanying proxy statement	☐	☐	☐

NOTE: In their discretion, the persons appointed as proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Atlas Financial Holdings, Inc. 37

2021 Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

D55936-P57213

ATLAS FINANCIAL HOLDINGS, INC.
ANNUAL GENERAL MEETING OF SHAREHOLDERS
JULY 12, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) hereby appoint(s) Scott D. Wollney, President and Chief Executive Officer of the Corporation, and Paul A. Romano, Vice President and Chief Financial Officer of the Corporation, or either of them (the "Representatives"), as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Ordinary Voting Common Shares of Atlas Financial Holdings, Inc. that the undersigned shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 a.m., Central Time on Monday, July 12, 2021, virtually at www.virtualshareholdermeeting.com/ATLAS2021, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 4, 5, 6 and 7, FOR EVERY YEAR FOR PROPOSAL 3, AND IN THE DISCRETION OF THE REPRESENTATIVES IN ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

38 www.atlas-fin.com